EXHIBIT "A"
                                   -----------


                                INSTALLMENT NOTE


     This Installment Note is made on this 2nd day of October, 2000 by and between Pacific Telcom, Inc., an Illinois corporation (hereinafter "Purchaser" or "Pac-Tel") and Axon Connectivity Technology Inc., a Nevada Corporation (hereinafter "Seller" or "Axon") pursuant to a Sale of Assets Agreement made between them this date ("Agreement").

     This Installment Note is made pursuant to the Agreement and is subject to the terms and provisions set forth in the Agreement, as if fully stated herein. Pursuant to the terms set forth in Section 4.1 of the Agreement, Purchaser promises to pay to the order of Seller at 22 Miners Trail, Irvine, CA 92620, or at such other place as may be designated in writing by Seller, the principal sum of Four Hundred Eighty-Two Thousand Forty ($482,040), with interest waived.

     Such principal sum shall be paid as follows: Purchaser shall pay to Seller the principal sum in six equal installments of Forty Thousand One Hundred Seventy Dollars ($40,170). The first installment shall be due on March 1, 2001 and once per month thereafter until fully paid in October, 2001.

     This Installment Note is not assignable by Purchaser or Seller without the written consent of the other. Notwithstanding, Purchaser may assign its rights hereunder to a shareholder holding 100% of the common shares of Seller, individually, which consent shall not be unreasonably withheld by Purchaser to the Shareholder of Seller.

     The execution, delivery and performance of this Installment Note are within the Seller's corporate powers, having been duly authorized and are not in contravention of the terms of Pac-Tel's Articles of Incorporation and By-Laws, or of any agreement or undertaking to which Pac-Tel is a party or by which it is bound.

     Purchaser shall pay all sums due under this Installment Note and Seller grants Purchaser the right to pre-pay any and all installments under this Note, without penalty.

     Any forbearance by the Seller in exercising any right or remedy of enforcement, or otherwise, afforded by applicable law shall not be deemed a waiver of or preclude the exercise of any right or remedy.

     This Installment Note and the rights and obligations of the parties hereto shall be governed by and construed with the laws of the State of Illinois without regard to conflict of laws principles.

PACIFIC  TELCOM  INC.


By:______________________
     Bill  J.  Angelos
     President


Accepted:

AXON  CONNECTIVITY  TECHNOLOGY  INC.


By:______________________
     Asher  Milgrom
     President

                                   EXHIBIT "B"
                                   -----------

                                   ASSIGNMENT


     This Assignment is entered into the 2nd day of October, 2000 by and between Axon Connectivity Technology Inc., a Nevada Corporation ("Seller") and Pacific Telcom, Inc., an Illinois corporation ("Purchaser"), pursuant to a Sale of Assets Agreement entered into by and between the parties this date ("Agreement"), the terms of which are specifically incorporated herein by reference.

     Whereas, the Seller and the Purchaser have this date entered into a Sale of Assets Agreement wherein the Seller has agreed to sell substantially all of its assets and business to the Purchaser and assign such other and further rights to the its assets.

     NOW  THEREFORE,  IT  IS  AGREED  AS  FOLLOWS:

     The Seller hereby assigns, transfers, and conveys to the Purchaser all of its right, title, and interest in and to the down payment on 6T switches in New York, New York and Miami, Florida, as well as all rights to complete the purchase and installation of such 6T switches from EastyTel, InfoUSA, or such of their affiliates as the case may be and Seller assigns any and all rights to any accounts hosted on telecommunication switches in San Diego, Minneapolis, New York, and Miami existing now or any time in the future.

AXON  CONNECTIVITY  TECHNOLOGY  INC.


By:______________________
     Asher  Milgrom
     President

                                   EXHIBIT "C"
                                   -----------

                                  BILL OF SALE


     This Bill of Sale is made this 2nd day of October, 2000 pursuant to the Sale of Assets Agreement ("Agreement") by and between Axon Connectivity Technology Inc., a Nevada Corporation ("Seller") and Pacific Telcom, Inc., an Illinois corporation ("Purchaser") wherein Seller has agreed to sell Assets as set forth in the Agreement the Purchaser.

     In consideration of the Purchase Price set forth in the Agreement and other good and valuable consideration, in hand received by Seller from Purchaser, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby grant, sell, transfer, convey, deliver, and set over to Purchaser this date all of Seller's right, title and interest hereto in:

     1. A 6T telecommunication switch located in San Diego, California, bought by Seller from InfoUSA, EasyTel, and/or one of their affiliates.

     2.   A 6T  telecommunication  switch  located  in  Minneapolis,  Minnesota,
          bought  by  Seller  from  InfoUSA,   EasyTel,   and/or  one  of  their
          affiliates.

     3. The deposit and/or credit of Seller of a 6T telecommunication switch to be located in New York, New York, with InfoUSA, EasyTel, and/or their affiliate, along with all rights to the completion of the purchase and/or installation of said 6T telecommunication switch therein.

     4. The deposit and/or credit of Seller of a 6T telecommunication switch to be located in Miami, Florida, with InfoUSA, EasyTel, and/or their affiliate, along with all rights to the completion of the purchase and/or installation of said 6T telecommunication switch therein.

     5. Any and all accounts hosted on the 6T telecommunication switches in San Diego, Minneapolis, New York, and Miami, as aforesaid, along with all rights to revenues derived therefrom, now and in the future.


Date:  October  2,  2000


AXON  CONNECTIVITY  TECHNOLOGY  INC.

By:__________________________
     Asher Milgrom, President

                                 SCHEDULE 10.2.2

                      DIRECTOR'S AND OFFICER'S CERTIFICATE


     The undersigned, Asher Milgrom, is the President and a Director of Axon Connectivity Technology Inc., a Nevada corporation ("Corporation"). A Sale of Assets Agreement dated October 2, 2000 ("Agreement") has been entered into by and between the Corporation, as Seller and Pacific Telcom, Inc., as Purchaser.

     Pursuant  to  Section 10.2.2 of the Agreement, I hereby certify as follows:

     6. That the Board of Directors and the shareholders of the Corporation have authorized the execution, delivery, and performance of the Agreement, and any other agreement to be entered into the Corporation in connection with the Agreement and the transactions set forth therein.

     7. The Corporation is now a Corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and convey its properties and assets under the Agreement and the execution and delivery of the Agreement have been duly authorized by all necessary corporate and shareholder action. The Agreement constitutes a valid and binding Agreement of the Seller in accordance with its terms.

     8. The Corporation holds good and marketable title to the Assets set forth in Section 1 of the Agreement, free and clear of restrictions on or conditions to Sale, transfer, or assignment, and free and clear of liens, pledges, charges, or encumbrances.

     9. As set forth in Section 13.8 of the Agreement the representations and warranties of the Corporation are true and complete on and as of the date hereof.


Date:  October  2,  2000



__________________________
Asher  Milgrom,  President  and
Director

                                   SCHEDULE 14

                              OFFICER'S CERTIFICATE


     The undersigned, Bill J. Angelos, is the President of Pacific Telcom, Inc., an Illinois corporation and is the purchaser ("Purchaser") under a Sale of Assets Agreement dated October 2, 2000 ("Agreement") which has been entered into by and between the Purchaser and Axon Connectivity Technology Inc., a Nevada corporation, as Seller.

     Pursuant  to  Section  14  of  the  Agreement, I hereby certify as follows:

10. The Purchaser is full Corporate authority to execute and deliver the Agreement and any other matters to be made and delivered by the Purchaser in connection therewith, and to carryout the transaction contemplated with all duly authorized Corporate authority.


Date:  October  2,  2000



__________________________
Bill  J.  Angelos,  President
Pacific  Telcom,  Inc.